UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 8, 2016
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On September 8, 2016, Evolent Health, Inc., a Delaware corporation (the “Company”), and Evolent Health LLC, the operating subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters listed in Schedule 1 thereto, certain affiliates of TPG Global, LLC (the “TPG Funds”), The Advisory Board Company, UPMC, Ptolemy Capital, LLC (the “Investor Stockholders”) and certain management selling stockholders (together with the Investor Stockholders, the “Selling Stockholders”), relating to an underwritten secondary public offering of 7,500,000 shares of Class A common stock of the Company, par value $0.01(the “Shares”), being sold by the Selling Stockholders (the “Offering”). The Offering closed on September 14, 2016.
Under the terms of the Underwriting Agreement, the underwriters have a 30-day option period to purchase up to 1,125,000 additional shares of Class A common stock from the Investor Stockholders.
The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities.
The Offering is made pursuant to a registration statement on Form S-3 (File No. 333-212709) (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on August 12, 2016 (the “Registration Statement”), and a related prospectus supplement dated September 8, 2016.
The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Certain affiliates of the TPG Funds are broker dealers. The TPG Funds have advised the Company that they purchased the shares of Class A common stock of the Company registered for resale in the Registration Statement in the ordinary course of business, and at the time of the purchases, the TPG Funds had no agreements or understandings, directly or indirectly, with any person to distribute such securities.
Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated September 8, 2016, by and among Evolent Health, Inc., Evolent Health LLC,
J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters listed in
Schedule 1 thereto, and the selling stockholders listed in Schedule 2 thereto.

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: September 14, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated September 8, 2016, by and among Evolent Health, Inc., Evolent Health LLC,
J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters listed in
Schedule 1 thereto, and the selling stockholders listed in Schedule 2 thereto.

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1)